Exhibit 10.8

Incentive Summary

Minimum Criteria to Receive Incentive Pay-out:						Net Income		Actual
	2010					$504,479.01		$-
	Bank must receive a 2 Regulatory Rating
					% of		% of		% of	Extra Revenue
	Budget		Bank Income Budget	Minimum	Salary	Maximum	Salary	Actual	Salary	With Maximum

President	$15,570.50		$504,479.01	$15,570.50	9.50%	$45,072.50	27.50%			$-
Sr. Lender	$15,750.00		$504,479.01	$15,750.00	15.75%	$30,500.00	30.50%			$-
CFO	$14,475.00		$504,479.01	$14,475.00	15.00%	$30,156.25	31.25%			$-
Marketing Director	$6,697.50		$504,479.01	$6,697.50	11.75%	$13,680.00	24.00%			$-
HR Manager	$7,650.00		$504,479.01	$7,650.00	9.00%	$16,150.00	19.00%			$-

Total	$60,143.00		$504,479.01			$135,558.75				$-
Net Additional to Bank	$-					$-

2010 Special Bonus
Targets	Net Income	1.75	$882,838.27	$378,359.26
		2	$1,008,958.02	$504,479.01

Participants	2010 Incentive Pay-Out %
President	35%		$15,775.38
	75%		$33,804.38
Senior Lender	35%		$10,675.00
	75%		$22,875.00
CFO	35%		$10,554.69
	75%		$22,617.19
HR Manager	35%		$5,652.50
	75%		$12,112.50
			Management Pay-Out	Bank Revenue
Special Pay-out @ 1.75 is 35% of 2009 Incentive earned			$42,657.56	$335,701.69	13%
Special Pay-out @ 2.00 is 75 % of 2009 Incentive earned			$91,409.06	$413,069.95	22%